                                                                    Exhibit 99.1

                            Joint Filer Information

Form 3

Designated Filer    :                Cleantech Europe II (A) LP

Other Joint Filers:                  Cleantech Europe II (B) LP, Cleantech GP II
                                     Ltd, Zouk Capital LLP and Zouk Ventures Ltd

Addresses:                           The principal business address of each of
                                     the joint filers listed above is
                                     100 Brompton Road, London,
                                     SW3 1ER United Kingdom

Date of Event Requiring Statement:   9/25/2012

Issuer Name and Ticker or
Trading Symbol                       Lighting Science Group Corporation [LSCG]

Signatures:

                                        Cleantech Europe II (B) LP

                                        By:    Cleantech GP II Ltd,

                                        as General Partner

                                        By:
                                            *
                                            ------------------------------------

                                        Name: Richard Pereira

                                        Title: Director

                                        Cleantech GP II Ltd

                                        By:
                                            *
                                            ------------------------------------

                                        Name: Richard Pereira

                                         Title: Director

                                         Zouk Capital LLP

                                         By:  Zouk Ventures Ltd, as General
                                              Partner

                                         By:
                                            *
                                            ------------------------------------

                                        Name: Richard Pereira

                                        Title: Company Secretary

                                        Zouk Ventures Ltd

                                        By: *
                                            ------------------------------------

                                        Name:  Richard Pereira

                                        Title: Company Secretary

                                        * /s/ Matthew P. Fisher
                                        ----------------------------------------

                                        Attorney-in-fact for Reporting
                                        Persons pursuant to Power of
                                        Attorney

Date: October 5, 2012